UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)  JANUARY 13, 2005
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                                 FOOTSTAR, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-11681                                          22-3439443
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(Commission File Number)                       (IRS Employer Identification No.)


         933 MACARTHUR BOULEVARD
            MAHWAH NEW JERSEY                                      07430
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

(d) Election of New Director.

           On January 13, 2005, Jeffrey A. Shepard was elected as a director of Footstar, Inc. (the "Registrant"). Mr. Shepard will not be sitting on any committees of the Board of Directors. Mr. Shepard, in addition to becoming a director of the Registrant, will continue to be the President and CEO of the Meldisco division of the Registrant and an Executive Vice President of the Registrant.

           The following represents a summary of Mr. Shepard's compensation in fiscal year 2004: Mr. Shepard received a base salary of $567,000 plus a bonus of $368,550 pursuant to the 2003 Annual Incentive Plan. Mr. Shepard's rights to 1,988 shares of common stock under the Company's 1996 Incentive Compensation Plan vested in 2004 and he received 2,687 shares that he deferred under such plan. The Registrant contributed $8,000 to the Company's 401(k) Profit Sharing Plan on behalf of Mr. Shepard. If Mr. Shepard had been terminated from his position, or if there had been a change in control of the Registrant or a change in Mr. Shepard's responsibilities following such a change in control, Mr. Shepard would have been entitled to receive $1,950,000 and $2,600,000, respectively. In addition, if Mr. Shepard had been terminated following a change in control, Mr. Shepard would have been entitled to receive a payment of $1,010,300 under the Company's Supplemental Retirement Plan (SERP). The Registrant paid $26,288 in insurance premiums for the benefit of Mr. Shepard in 2004 and $1,845 for an executive physical for Mr. Shepard.

           The compensation to be received by Mr. Shepard in fiscal year 2005, to the extent determinable and, as applicable, assuming his continuing employment until the end of 2005, is disclosed under Item 1.01 of the Registrant's 8-K filed on December 20, 2004. Such information is incorporated by reference herein. In addition to the compensation set forth in such 8-K and subject to his continuing employment, in 2005 the Registrant anticipates (i) making a contribution of $9,025 to its 401(k) Profit Sharing Plan on behalf of Mr. Shepard, (ii) paying approximately $40,000 in insurance premiums for the benefit of Mr. Shepard, (iii) paying approximately $6,000 for tax and financial planning for the benefit of Mr. Shepard and (iv) paying approximately $1,900 for an executive physical for Mr. Shepard.

           On January 17, 2005, the Registrant issued a press release announcing Mr. Shepard's election. The press release is attached as Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits.

99.1       Press Release, dated January 17, 2005


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 20, 2005
                                        FOOTSTAR, INC.

                                        By: /s/ MAUREEN RICHARDS
                                            ----------------------------------
                                            Name: Maureen Richards
                                            Title: Senior Vice President,
                                                   General Counsel and
                                                   Corporate Secretary


























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
                                  EXHIBIT INDEX


Exhibit No.                            Description
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99.1                     Press Release, dated January 17, 2005



























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